UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 26, 2006

PROCERA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49862	33-0974674
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS EmployerIdentification Number)

100C Cooper Court,
Los Gatos , CA 95032
(Address of principal executive offices)

(408) 354-7200
(Registrant's telephone number, including area code)

n/a
(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

With the approval of Procera Networks, Inc. (the “Company”) board of directors, the Audit Committee of the Company has engaged Pohl , McNabola, Berg and Company LLP (“Pohl”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006. Pohl accepted such appointment on July 26, 2006. Prior to the appointment of Pohl, the Company did not consult with Pohl on any matters relating to accounting , opinions or any other matter related to the Company which would require disclosure pursuant to Item 304(a)(2) of Regulation S-B.

Previously, on June 13, 2006, the Company filed a Current Report on Form 8-K to report under Item 4.01 that on June 7, 2006, Burr, Pilger & Mayer LLP (“BPM”) notified the Company that it would be resigning as the Company's independent accountant.

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:	July 31, 2006	PROCERA NETWORKS, INC.,
a Nevada corporation

		By:	/s/	Douglas J. Glader
		Title:		President & CEO